SCHEDULE OF INVESTMENTS
Thornburg International Value Fund	June 30, 2020 (Unaudited)

	Issuer-Description	SHARES	VALUE
	Common Stock — 96.5%
	Banks — 5.8%
	Banks — 5.8%
	Citigroup, Inc.	1,256,520	$ 64,208,172
	JPMorgan Chase & Co.	503,982	47,404,547
	Ping An Bank Co. Ltd. Class A	33,609,706	60,813,989
			172,426,708
	Capital Goods — 16.3%
	Aerospace & Defense — 5.1%
	BAE Systems plc	10,138,292	60,726,464
	L3Harris Technologies, Inc.	184,746	31,345,854
[a]	Safran S.A.	603,602	60,504,238
	Construction & Engineering — 5.0%
	Ferrovial S.A.	2,851,365	75,923,124
	Vinci S.A.	806,531	74,303,253
	Electrical Equipment — 3.4%
	ABB Ltd.	2,729,379	61,446,677
	Schneider Electric SE	350,318	38,917,400
	Machinery — 2.8%
[a]	Knorr-Bremse AG	516,345	52,343,631
	Kone OYJ Class B	433,580	29,821,911
			485,332,552
	Commercial & Professional Services — 0.9%
	Professional Services — 0.9%
	Recruit Holdings Co. Ltd.	790,580	26,959,162
			26,959,162
	Consumer Durables & Apparel — 3.5%
	Textiles, Apparel & Luxury Goods — 3.5%
[a]	adidas AG	295,509	77,556,189
	Kering S.A.	50,162	27,290,870
			104,847,059
	Diversified Financials — 3.4%
	Capital Markets — 3.4%
	CME Group, Inc.	209,362	34,029,700
	S&P Global, Inc.	94,285	31,065,022
	UBS Group AG	3,267,400	37,607,258
			102,701,980
	Food, Beverage & Tobacco — 8.8%
	Beverages — 5.4%
	Kweichow Moutai Co. Ltd. Class A	344,869	71,316,770
	Wuliangye Yibin Co. Ltd. Class A	3,688,898	89,233,150
	Food Products — 2.4%
[a]	JDE Peet’s B.V.	556,647	22,564,167
	Nestle S.A.	457,709	50,599,442
	Tobacco — 1.0%
	Swedish Match AB	425,541	29,912,360
			263,625,889
	Health Care Equipment & Services — 1.0%
	Health Care Equipment & Supplies — 0.9%
[a]	Alcon, Inc.	480,700	27,580,191
	Health Care Providers & Services — 0.1%
[a]	Fresenius Medical Care AG & Co. KGaA	35,809	3,069,656
			30,649,847
	Household & Personal Products — 3.9%
	Personal Products — 3.9%
	Proya Cosmetics Co. Ltd. Class A	1,291,770	32,872,653
	Shiseido Co. Ltd.	709,108	44,887,735

SCHEDULE OF INVESTMENTS, Continued
Thornburg International Value Fund	June 30, 2020 (Unaudited)

	Issuer-Description	SHARES	VALUE
	Unilever plc	708,819	$ 38,249,879
			116,010,267
	Insurance — 1.4%
	Insurance — 1.4%
	Ping An Insurance Group Co. of China Ltd. Class H	4,036,249	40,359,886
			40,359,886
	Materials — 6.9%
	Chemicals — 4.1%
	Linde plc	240,426	50,836,303
	Sika AG	375,299	72,231,540
	Construction Materials — 1.3%
	Anhui Conch Cement Co. Ltd. Class A	4,923,697	36,826,283
	Metals & Mining — 1.5%
	Franco-Nevada Corp.	324,427	45,302,986
			205,197,112
	Media & Entertainment — 10.1%
	Entertainment — 4.2%
[a]	Bilibili, Inc. Sponsored ADR	507,760	23,519,443
	Nintendo Co. Ltd.	141,311	62,832,518
	Walt Disney Co.	347,423	38,741,139
	Interactive Media & Services — 5.9%
	Tencent Holdings Ltd.	1,281,631	82,449,031
	Z Holdings Corp.	19,130,258	93,193,014
			300,735,145
	Pharmaceuticals, Biotechnology & Life Sciences — 2.7%
	Life Sciences Tools & Services — 1.7%
	Lonza Group AG	96,005	50,685,209
	Pharmaceuticals — 1.0%
	Roche Holding AG	85,041	29,471,964
			80,157,173
	Retailing — 5.3%
	Internet & Direct Marketing Retail — 5.3%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	396,896	85,610,467
[a]	Meituan Dianping Class B	3,331,018	73,879,362
			159,489,829
	Semiconductors & Semiconductor Equipment — 5.1%
	Semiconductors & Semiconductor Equipment — 5.1%
	ASML Holding N.V.	67,975	24,965,315
	Infineon Technologies AG	1,783,028	41,817,451
	SK Hynix, Inc.	755,658	53,461,775
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	552,611	31,371,726
			151,616,267
	Software & Services — 5.2%
	Information Technology Services — 3.0%
[a]	Agora, Inc. ADR	23,210	1,025,186
	Amadeus IT Group S.A.	692,943	36,107,811
	Mastercard, Inc. Class A	175,902	52,014,222
	Software — 2.2%
	SAP SE	468,930	65,497,078
			154,644,297
	Technology Hardware & Equipment — 5.3%
	Communications Equipment — 2.8%
	Telefonaktiebolaget LM Ericsson Class B	9,036,673	83,556,883
	Electronic Equipment, Instruments & Components — 1.4%
	Keyence Corp.	98,761	41,187,384
	Technology Hardware, Storage & Peripherals — 1.1%
	Samsung Electronics Co. Ltd.	727,070	31,915,281

SCHEDULE OF INVESTMENTS, Continued
Thornburg International Value Fund	June 30, 2020 (Unaudited)

	Issuer-Description	SHARES	VALUE
			156,659,548
	Transportation — 5.1%
	Marine — 1.3%
[a]	Kuehne + Nagel International AG	224,465	$ 37,290,402
	Road & Rail — 1.8%
	Canadian Pacific Railway Ltd.	213,086	54,409,379
	Transportation Infrastructure — 2.0%
[a]	Atlantia SpA	1,831,644	29,427,273
	Shanghai International Airport Co. Ltd. Class A	2,947,880	30,032,613
			151,159,667
	Utilities — 5.8%
	Electric Utilities — 5.8%
	Electricite de France S.A.	5,541,892	51,118,032
	Enel SpA	5,915,401	51,027,607
	Iberdrola S.A.	6,101,208	70,740,551
			172,886,190
	Total Common Stock (Cost $2,450,210,387)		2,875,458,578
	Short-Term Investments — 4.1%
[b]	Thornburg Capital Management Fund	12,197,711	121,977,109
	Total Short-Term Investments (Cost $121,977,108)		121,977,109
	Total Investments — 100.6% (Cost $2,572,187,495)		$2,997,435,687
	Liabilities Net of Other Assets — (0.6)%		(17,930,686)
	Net Assets — 100.0%		$2,979,505,001

Outstanding Forward Currency Contracts To Buy Or Sell At June 30, 2020
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	CBK	Sell	115,758,100	8/5/2020	130,150,174	$ —	$ (2,580,117)
Euro	CBK	Buy	115,758,100	8/5/2020	130,150,174	4,616,302	—
Euro	BBH	Sell	108,573,200	8/24/2020	122,122,860	—	(2,717,193)
Euro	BBH	Sell	80,799,100	8/24/2020	90,882,623	—	(2,027,610)
Euro	BBH	Sell	61,334,200	8/24/2020	68,988,553	—	(848,710)

Total						$4,616,302	$(8,173,630)

Net unrealized appreciation (depreciation)							$(3,557,328)

*	Counterparties include Citibank N.A. ("CBK") and Brown Brothers Harriman & Co. ("BBH").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg International Value Fund	June 30, 2020 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg International Value Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers seven classes of shares of beneficial interest: Class A, Class C, Institutional Class (“Class I”), and Retirement Classes (“Class R3,” “Class R4,” “Class R5,” and “Class R6”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the "Audit Committee") to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg International Value Fund	June 30, 2020 (Unaudited)

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the Financial Accounting Standards Board (the "FASB"). Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.